Exhibit 99.1

FOR FURTHER INFORMATION:
AT THE COMPANY:	AT FINANCIAL RELATIONS BOARD:
Richard G. Smith	Leslie Loyet
Chief Financial Officer	Analyst Inquiries
Ph: (773) 380-6587	(312) 640-6672

FOR IMMEDIATE RELEASE
WEDNESDAY, MARCH 12, 2008
DEERFIELD CAPITAL CORP. STOCKHOLDERS APPROVE
PREFERRED STOCK CONVERSION
CHICAGO, March 12, 2008 — Deerfield Capital Corp. (NYSE: DFR) today announced that the Company’s stockholders approved the conversion of 14,999,992 shares of Series A Cumulative Convertible Preferred Stock, which was issued in connection with the Company’s recent acquisition of Deerfield & Company LLC, into 14,999,992 shares of common stock at yesterday’s Special Meeting of Stockholders. By approving the conversion, the Company’s stockholders also approved its issuance of 14,999,992 shares of common stock that the Company will issue to effect the conversion. After the conversion, the Company has 66,693,417 shares of issued and outstanding common stock and no shares of issued and outstanding preferred stock.
Additionally, the stockholders approved an amendment and restatement of the Company’s Stock Incentive Plan to, among other matters, increase the shares of our common stock reserved for issuance under the Plan from 2,692,313 to 6,136,725.
About the Company
Deerfield Capital Corp. is a real estate investment trust (REIT) with a portfolio comprised primarily of fixed income investments, including residential mortgage-backed securities (RMBS) and corporate debt. In addition, through our subsidiary Deerfield Capital Management LLC (DCM), we manage assets for third party clients, including government securities, corporate debt, RMBS and asset-backed securities. We have elected to be taxed as a REIT for federal income tax purposes, and intend to continue to operate so as to qualify as a REIT. Our objective is to provide attractive returns to our investors through a combination of dividends and capital appreciation.
We had been externally managed by DCM since the commencement of our business in December 2004. On December 21, 2007, we completed our merger with Deerfield & Company LLC, the parent of DCM and Deerfield Capital Management (Europe) Limited, at which time each of these entities became our indirect, wholly-owned subsidiaries and we became internally managed. DCM is a Chicago-based, SEC-registered investment adviser dedicated to serving the needs of investors by providing a variety of investment opportunities including investment funds, structured vehicles and separately managed accounts. The Deerfield organization commenced investment management operations in 1993.
For more information, please go to the company website, at www.deerfieldcapital.com

NOTES TO PRESS RELEASE
Certain statements in this press release and the information incorporated by reference herein are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to such things as future capital expenditures, growth, business strategy and the benefits of the merger of Deerfield Capital Corp. (DFR) with Deerfield (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the effect of the Merger and any other statements regarding future results or expectations. Forward-looking statements can be identified by forward looking language, including words such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “plans,” “projects,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond DFR’s control. The forward-looking statements are further based on various operating assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. DFR does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this press release, except as may be required by applicable securities laws.
The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:
Relating to our business generally:
•	effects of the current dislocation in the subprime mortgage sector and the weakness in the mortgage market and credit markets generally;

•	rapid changes in market value of residential mortgage-backed securities, or RMBS, and other assets, making it difficult for us to maintain our real estate investment trust, or REIT, qualification or Investment Company Act of 1940, as amended, or 1940 Act, exemption;

•	failure to comply with covenants contained in the agreements governing our indebtedness;

•	limitations and restrictions contained in instruments and agreements governing indebtedness;

•	ability to maintain adequate liquidity, including ability to raise additional capital and secure additional financing;

•	changes in the general economy or debt markets in which we invest;

•	increases in borrowing costs relative to interest received on assets;

•	the costs and effects of the current Securities and Exchange Commission, or SEC, investigation into certain mortgage securities trading procedures in connection with which the SEC has requested information from DFR and DCM regarding certain mortgage securities trades of ours;

•	changes in investment strategy;

•	ability to continue to issue collateralized debt obligation, or CDO, vehicles, which can provide us with attractive financing for debt securities investments;

•	effects of CDO financings on cash flows;

•	loss of key personnel, most of whom are not bound by employment agreements;

•	adverse changes in accounting principles, tax law, or legal/regulatory requirements;

•	changes in REIT qualification requirements, making it difficult for us to conduct our investment strategy, and failure to maintain our qualification as a REIT;

•	failure to comply with applicable laws and regulations;

•	liability resulting from actual or potential future litigation;

•	the costs, uncertainties and other effects of legal and administrative proceedings;

•	the impact of competition; and

•	actions of domestic and foreign governments and the effect of war or terrorist activity.
Relating to the DFR investment portfolio:
•	impact of DFR’s changes in its strategy surrounding the composition of its investment portfolio;

•	widening of mortgage spreads relative to swaps or treasuries leading to a decrease in the value of DFR’s mortgage portfolio resulting in higher counterparty margin calls and decreased liquidity;

•	effects of leverage and indebtedness on portfolio performance;

•	effects of defaults or terminations under repurchase transactions and long-term debt obligations;

•	higher or lower than expected prepayment rates on the mortgages underlying DFR’s RMBS holdings;

•	illiquid nature of certain of the assets in the investment portfolio;

•	increased rates of default on DFR’s investment portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans;

•	DFR’s inability to obtain favorable interest rates, margin or other terms on the financing that is needed to leverage DFR’s RMBS and other positions;

•	flattening or inversion of the yield curve (short term interest rates increasing at a greater rate than longer term rates), reducing DFR’s net interest income on its financed mortgage securities positions;

•	DFR’s inability to adequately hedge its holdings sensitive to changes in interest rates;

•	narrowing of credit spreads, thus decreasing DFR’s net interest income on future credit investments (such as bank loans);

•	concentration of investment portfolio in adjustable-rate RMBS;

•	effects of investing in equity and mezzanine securities of CDOs; and

•	effects of investing in the debt of middle market companies.
Relating to the business of Deerfield and DCM:
•	significant reductions in DCM’s client assets under management, or AUM (which would reduce DCM’s advisory fee revenue), due to such factors as weak investment performance, substantial illiquidity or price volatility in the fixed income instruments DCM trades, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products DCM offers or loss of investor confidence due to weak investment performance, volatility of returns and adverse publicity;

•	significant reductions in DCM’s client AUM resulting from redemption of investment fund investments by investors therein or withdrawal of money from separately managed accounts;

•	significant reductions in DCM’s fee revenues and/or AUM resulting from the failure to satisfy certain structural protections and/or the triggering of events of default contained in the indentures governing the CDOs;

•	non-renewal or early termination of investment management agreements or removal of DCM as investment manager pursuant to the terms of such investment management agreements;

•	pricing pressure on the advisory fees that DCM can charge for its investment advisory services;

•	difficulty in increasing AUM, or efficiently managing existing assets, due to market-related constraints on trading capacity, inability to hire the necessary additional personnel or lack of potentially profitable trading opportunities;

•	the reduction in DCM’s CDO management fees or AUM resulting from payment defaults by issuers of the underlying collateral, downgrades of the underling collateral or depressed market values of the underlying collateral, all of which may contribute to the triggering of certain structural protections built into CDOs;

•	changes in CDO asset and liability spreads making it difficult or impossible for DCM to launch new CDOs;

•	DCM’s dependence on third party distribution channels to market its CDOs;

•	liability relating to DCM’s failure to comply with investment guidelines set by its clients or the provisions of the management and other agreements to which it is a party; and

•	changes in laws, regulations or government policies affecting DCM’s business, including investment management regulations and accounting standards.
Relating to the Merger:
•	DFR’s ability to integrate the businesses of DFR and DCM successfully and the amount of time and expense to be spent and incurred in connection with the integration;

•	the ability to realize the economic benefits that DFR anticipates as a result of the Merger;

•	failure to uncover all risks and liabilities associated with acquiring DCM;

•	federal income tax liability as a result of owning Deerfield and DCM through taxable REIT subsidiaries, or TRSs, and the effect of DFR’s acquisition of Deerfield on DFR’s ability to continue to qualify as a REIT;

•	the impact of owning Deerfield on DFR’s ability to rely on an exemption from registration under the 1940 Act;

•	the limitations or restrictions imposed on DCM’s investment management services as a result of DFR’s ownership of DCM;

•	the impact of approximately $74 million of two series of senior secured notes issued as partial consideration for the Merger and DFR’s guarantee of those notes, including the impact of DFR’s guarantee of those notes on DFR’s liquidity, ability to raise additional capital and financial condition; and

•	the impact of 14,999,992 shares of Series A Preferred Stock issued in connection with the Merger, including its conversion into common stock approved by DFR’s stockholders, which includes dilution of the ownership of DFR’s common stock and may reduce its market price.
These and other factors that could cause DFR’s actual results to differ materially from those described in the forward-looking statements are set forth in DFR’s annual report on Form 10-K for the year ended December 31, 2007 and DFR’s other public filings with the SEC and public statements by DFR. Readers of this press release are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.